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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - AUGUST 14, 2002


                                    TXU CORP.
            (Exact name of registrant as specified in its charter)





            TEXAS                       1-12833                  75-2669310
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)




            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411 (Address of principal executive offices, including zip code)


     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On August 14, 2002, Erle Nye, Chairman of the Board and Chief Executive of TXU Corp., and Michael J. McNally, Executive Vice President and Chief Financial Officer of TXU Corp., each submitted to the Securities and Exchange Commission
(SEC) a completed and signed sworn statement pursuant to the SEC's Order
No. 4-460 in the form of Exhibit A to such Order. A conformed copy of each sworn statement is attached as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.   Description
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  99(a)       Statement Under Oath of Erle Nye, Chairman of the Board and Chief
              Executive of TXU Corp., dated August 14, 2002.

  99(b)       Statement Under Oath of Michael J. McNally, Executive
              Vice President and Chief Financial Officer of TXU Corp., dated August 14, 2002.


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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TXU CORP.

                                          By:  /s/ Biggs C. Porter
                                              --------------------
                                          Name:    Biggs C. Porter
                                          Title:   Controller and Principal
                                                     Accounting Officer


      Dated: August 14, 2002